UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 21, 2009

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.              Other Events.

Pursuant to the Common Stock Purchase Agreement dated August 19, 2009, as amended by Amendment No. 1 dated as of November 20, 2009 (the “Purchase Agreement”), by and between Poniard Pharmaceuticals, Inc. (the “Company”) and Azimuth Opportunity Ltd. (“Azimuth”), the Company maintains an up to $60 million equity line of credit arrangement.  The Purchase Agreement provides that from time to time over the term of the Purchase Agreement, and at the Company’s discretion, it may present Azimuth with draw down notices to purchase the Company’s common stock over ten consecutive trading days or such other period mutually agreed upon by the Company and Azimuth (a “draw down period”), with each draw down subject to limitations set forth in the Purchase Agreement based on the price of the Company’s common stock and a limit of 2.5% of the Company’s market capitalization at the time of such draw down (which limitations the parties are expressly permitted under the Purchase Agreement to modify or waive by mutual agreement).  The aggregate number of shares that the Company can sell to Azimuth under the Purchase Agreement can in no case exceed 6,955,606 shares of Company common stock (which is equal to one share less than 20% of the Company’s common stock outstanding on the initial effective date of the Purchase Agreement) (the “Trading Market Limit”).  In addition, in no event shall Azimuth be obligated to purchase under the Purchase Agreement any shares of Company common stock which, when aggregated with all other shares of Company common stock then beneficially owned by Azimuth, would result in the beneficial ownership by Azimuth of more than 9.9% of the then issued and outstanding shares of the Company’s common stock (the “Ownership Limitation”).

On December 9, 2009, the Company presented Azimuth with a draw down notice to purchase $7,500,000 of the Company’s common stock, subject in all cases to the Trading Market Limit and the Ownership Limitation.  The threshold price that the Company set in such draw down notice was $1.00, and Azimuth agreed to waive the 2.5%

market capitalization limitation for this draw down. As expressly permitted by the Purchase Agreement, the parties also mutually agreed that the pricing period for this draw down would be eight (rather than ten) consecutive trading days, or such shorter period as determined by Azimuth (provided that Azimuth has agreed to purchase the full $7,500,000 draw down request, subject in all cases to the Trading Market Limit and the Ownership Limitation).  Furthermore, as expressly permitted by the Purchase Agreement, the parties mutually agreed that the discount to Azimuth for this draw down was equal to 93.5% of the daily volume weighted average price of the Company’s common stock during the pricing period of the draw down (or a 6.5% discount).

On December 22, 2009, the Company expects to settle with Azimuth on the purchase of 3,489,728 shares of the Company’s common stock under the terms of the foregoing draw down notice and the Purchase Agreement at an aggregate purchase price of $6,529,319.  The Company will receive estimated net proceeds from the sale of these shares of approximately $6,450,000 after deducting its estimated offering expenses. In connection with this sale of the Company’s common stock, the Company is filing, as Exhibit 5.1 hereto, an opinion of its counsel, Perkins Coie LLP.

As described in the Company’s Current Report on Form 8-K filed on December 1, 2009, the Company completed an earlier draw down and sale of 3,465,878 common shares to Azimuth on November 23, 2009, pursuant to which the Company received net proceeds of approximately $7,300,000.  Upon expected completion of the current draw down, the Company will have sold to Azimuth a total of 6,955,606 common shares under the Purchase Agreement, which is the amount of the Trading Market Limit. Accordingly, no further common shares may be sold to Azimuth pursuant to the Purchase Agreement.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement dated August 19, 2009, between the Company and Azimuth, and to Amendment No. 1 thereto, dated as of November 20, 2009, included as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of common stock described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Purchase Agreement and Azimuth’s compliance with its obligations to purchase the shares of common stock.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other filings with the Securities and Exchange Commission (the “SEC”).  These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K.  The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

5.1          Opinion of Perkins Coie LLP

10.1        Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2009)

10.2        Amendment No. 1, dated as of November 20, 2009, to Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: December 21, 2009	By:	/s/ Gregory L. Weaver
Name: Gregory L. Weaver
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Perkins Coie LLP

10.1

Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2009)

10.2

Amendment No. 1, dated as of November 20, 2009, to Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2009)